Exhibit 10

                        TELEPHONE AND DATA SYSTEMS, INC.
                       30 North LaSalle Street, Suite 4000
                                Chicago IL 60602


                                   March 31, 1997


United States Cellular Corporation
8410 W Bryn Mawr Ave, Suite 700
Chicago IL 60631-3415

     Re: Revolving Credit Agreement, dated as of July 1, 1987, last amended as of June 29, 1995, (the "Revolving Credit Agreement"), between United States Cellular Corporation ("USCC") and Telephone and Data Systems, Inc. ("TDS").

Dear Gentlemen:

             This letter will constitute TDS's agreement to amend the Revolving Credit Agreement, as defined in Section 5 therein, by extending it to January 2, 1999 (the "Termination Date").

             All of the other terms and conditions of the Revolving Credit Agreement shall remain in full force and effect.

             Please acknowledge your agreement to this amendment by executing the copy of this letter and returning it to the undersigned.

                                   Very truly yours,

                                   TELEPHONE AND DATA SYSTEMS, INC.


                                   By:   /s/   MURRAY L. SWANSON
                                        ----------------------------------
                                        Murray L. Swanson
                                        Executive Vice President/Finance

             Accepted and agreed to as of the date set forth above.

                                   UNITED STATES CELLULAR CORPORATION


                                   By:   /s/ KENNETH R. MEYERS
                                        ----------------------------------
                                        Kenneth R. Meyers
                                        Senior Vice President/Finance


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